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                                                                 EXHIBIT 10.2(b)


               FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

                 FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE dated as of March 29, 1996 by and between each of the Assignors executing this First Amendment below (the "Assignors") and IHC MEMBER CORPORATION ("Buyer").

                                   Background

                 The Assignors and Buyer are parties to that certain Agreement of Purchase and Sale dated as of March 29, 1996 (the "Agreement") and have agreed to amend the terms of the Agreement as set forth herein.

                                   Agreement

                 1. Recital B of the Agreement is hereby amended by adding the phrase "as amended by a First Amendment thereto dated as of March 29, 1996," after the opening parenthesis on the second line thereof.

                 2. Section 2(a) of the Agreement is hereby deleted in its entirety and the following is substituted therefor: "(a) The aggregate purchase price for the Assets (the "Purchase Price") shall be $133,400,000.". Schedule C to the Agreement is hereby deleted in its entirety.

                 3. Section 3(a) of the Agreement is hereby amended by deleting the date "July 1, 1996" from the seventh line thereof and substituting the date "July 15, 1996" therefor.

                 4. The Agreement is hereby amended by adding the following sentences to the end of Section 13(a) thereof:

                 "The provisions of this Section 13(a) shall not apply to an initial public offering of shares of common stock of Interstate or Qualifying Entity if the Prospective Equity Participants (as defined in the Option Agreement) receive in connection with such iniital public offering shares of common stock of Interstate or Qualifiying Entity (as applicable) having a value equal to $44,800,000 based on the price to the public in such initial public offering as provided in Section
                 3.3 of Amendment No. 2 to the Option Agreement dated as of March 29, 1996 among Interstate, the Existing Stockholders named therein, The Blackstone Group L.P., the Prospective Equity Participants named therein and BREA ("Amendment No. 2"). Notwithstanding the provisions of this Section 13(a) and without in any way limiting the provisions of Amendment No. 2, if an initial public offering of shares of common stock of Interstate or Qualifying Entity occurs prior to the date which is nine months after the Closing Date and the Prospective Equity Participants do not receive in
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                 connection with such initial public offering the shares of common stock of Interstate or Qualifying Entity as provided in
                 Section 3.3 of Amendment No. 2, Buyer shall, as its sole obligation under this Section 13(a) with respect to such initial public offering and without regard to the net proceeds from, or the total enterprise value reflected by, such initial public offering, cause Interstate or Qualifying Entity (as applicable) to deliver to BREA (on behalf of the Assignors) certificates representing shares of the common stock of Interstate or Qualifying Entity (as applicable) having a value equal to $11,000,000 based on the price to the public of such shares in such initial public offering, as calculated pursuant to Section 3.3 of Amendment No. 2.".

                 5. Buyer agrees that it shall use commercially reasonable efforts to close an initial public offering of shares of common stock of Interstate or Qualifying Entity as soon as possible but not later than July 15, 1996.

                 6. The Agreement, as amended hereby, is and shall remain in full force and effect.

                 IN WITNESS WHEREOF, this First Amendment has been duly executed by the parties hereto as of the day and year first above written.

                                        BJS INTERSTONE MANAGEMENT ASSOCIATES

                                        By:   Blackstone Real Estate  Inc.,
                                              general partner

                                              By: /s/ Thomas J. Saylak
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                        BLACKSTONE REAL ESTATE PARTNERS I L.P.

                                        By:   Blackstone Real Estate
                                              Associates L.P., general partner

                                              By: BREA L.L.C., general partner

                                                  By:   /s/ Thomas J. Saylak
                                                        -----------------------
                                                        Name:
                                                        Title:
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                                                                               3





                                        BLACKSTONE REAL ESTATE PARTNERS II L.P.

                                        By:   Blackstone Real Estate
                                              Associates L.P., general partner

                                              By: BREA L.L.C., general partner

                                                  By:/s/ Thomas J. Saylak
                                                     --------------------------
                                                     Name:
                                                     Title:


                                        BLACKSTONE REAL ESTATE PARTNERS III
                                        L.P.

                                        By:   Blackstone Real Estate
                                              Associates L.P., general partner

                                              By: BREA L.L.C., general partner

                                                  By: /s/ Thomas J. Saylak
                                                     --------------------------
                                                     Name:
                                                     Title:


                                        BLACKSTONE REAL ESTATE PARTNERS IV L.P.

                                        By:   Blackstone Real Estate
                                              Associates L.P., general partner

                                               By: BREA L.L.C., general partner

                                                   By: /s/ Thomas J. Saylak
                                                     --------------------------
                                                      Name:
                                                      Title:


                                        BLACKSTONE REAL ESTATE HOLDINGS L.P.

                                        By:    BREA L.L.C., general partner

                                               By:  /s/ Thomas J. Saylak
                                                    --------------------------
                                                    Name:
                                                    Title:
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                                                                               4



                                        BLACKSTONE RE CAPITAL PARTNERS L.P.

                                        By:   Blackstone Real Estate
                                              Associates L.P., general partner

                                              By: BREA L.L.C., general partner

                                                  By:  /s/ Thomas J. Saylak
                                                     --------------------------
                                                     Name:
                                                     Title:

                                        BLACKSTONE RE CAPITAL PARTNERS II L.P.

                                        By:   Blackstone Real Estate
                                              Associates L.P., general partner

                                               By: BREA L.L.C., general partner

                                                   By: /s/ Thomas J. Saylak
                                                       ------------------------
                                                       Name:
                                                       Title:


                                        BLACKSTONE RE OFFSHORE CAPITAL
                                        PARTNERS L.P.

                                        By:  Blackstone Real Estate
                                             Associates L.P., general partner

                                             By: BREA L.L.C., general partner

                                                 By: /s/ Thomas J. Saylak
                                                     --------------------------
                                                     Name:
                                                     Title:


                                        BJS INTERSTONE ASSOCIATES

                                        By:   Blackstone Real Estate Inc.,
                                              general partner

                                              By:    /s/ Thomas J. Saylak
                                                     --------------------------
                                                     Name:
                                                     Title:
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                                                                               5



                                        BREI/HOUSTON INC.

                                        By:      /s/ Thomas J. Saylak
                                                 ------------------------------
                                        Name:
                                        Title:


                                        BREI/LISLE INC.

                                        By:      /s/ Thomas J. Saylak
                                                 ------------------------------
                                        Name:
                                        Title:


                                        BREI/COLORADO SPRINGS INC.

                                        By:      /s/ Thomas J. Saylak
                                                 ------------------------------
                                        Name:
                                        Title:


                                        BREI/DENVER INC.

                                        By:      /s/ Thomas J. Saylak
                                                 ------------------------------
                                        Name:
                                        Title:


                                        BREI/ATLANTA INC.

                                        By:      /s/ Thomas J. Saylak
                                                 ------------------------------
                                        Name:
                                        Title:


                                        BREI/CONSHOHOCKEN INC.

                                        By:      /s/ Thomas J. Saylak
                                                 ------------------------------
                                        Name:
                                        Title:


                                        BREI/HUNTINGTON INC.

                                        By:      /s/ Thomas J. Saylak
                                                 ------------------------------
                                        Name:
                                        Title:
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                                        BREI/CGL INC.

                                        By:      /s/ Thomas J. Saylak
                                                 ------------------------------
                                        Name:
                                        Title:


                                        S.B. WESTRIDGE, INC.

                                        By:      /s/ John D. Schreiber
                                                 ------------------------------
                                        Name:
                                        Title:


                                        IHC MEMBER CORPORATION

                                        By:      /s/ Milton Fine
                                                 ------------------------------
                                        Name:
                                        Title: